SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities

Act of 1934

Date of Report (Date of earliest event reported) December 2, 2002

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania        0-11204        25-1424278

(State or other     (commission    (I.R.S. Employer

jurisdiction        File Number)   Identification No.)

of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901

(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Form 8-K

Item 5. Other Events.

AMERISERV FINANCIAL Inc. (the "Registrant") announced that its Board of Directors has appointed Craig G. Ford as Interim Chairman, President and Chief Executive Officer effective immediately.  For a more detailed description of the announcement see the press release attached as Exhibit #99.1.

Exhibits

--------

Exhibit 99.1

Press release dated December 2, 2002, announcing The Board of Directors of AmeriServ Financial, Inc. has appointed Craig G. Ford as Interim Chairman, President and Chief Executive Officer effective immediately.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

By /s/Jeffrey A. Stopko

Jeffrey A. Stopko

Senior Vice President

& CFO

Date: December 2, 2002

Exhibit 99.1

For Information Contact:                                           December 2, 2002

Jeffrey A. Stopko

Senior Vice President and Chief Financial Officer

AmeriServ Financial, Inc.

(814) 533-5310                                                                          FOR IMMEDIATE RELEASE

AmeriServ Financial Names Interim Leader

JOHNSTOWN, PA, December 2  – The Board of Directors of AmeriServ Financial. Inc. has announced the appointment of Craig G. Ford as Interim Chairman, President and Chief Executive Officer effective immediately. The previous Chairman, President and Chief Executive Officer of AmeriServ Financial, Orlando B. Hanselman, is moving on to pursue other personal and professional interests.

Ford has had a long career in Pennsylvania banking.  He is a veteran of 31 years with Mellon Bank in Pittsburgh, including the management of Mellon Bank’s Community Banking area for 10 years. Additionally, Mr. Ford was a member of the executive management team at Meridian Bancorp in Reading, PA.  In recent years, Ford has maintained an executive level consulting practice for small and middle sized community banks in Pennsylvania, New Jersey and Ohio.

Ford is a past president of the Pennsylvania Bankers Association and has been active in industry affairs at both the state and federal level.  In addition to his duties as Interim Chairman, President and Chief Executive Officer, Ford will lead the search for a qualified and experienced banker to serve as the permanent leader of AmeriServ Financial.

“AmeriServ Financial is fortunate to have a strong, well capitalized franchise and a staff of dedicated professional bankers.  The company has developed a comprehensive plan to improve performance and will depend on the efforts of every staff member to meet the goals of the plan. With an improved focus, the turnaround will be speedy.  AmeriServ Financial has strong roots in the community and will continue to strive to provide the best in community banking to all customers,” said Ford.

AmeriServ Financial, Inc., is the parent of AmeriServ Financial (the Bank) and AmeriServ Trust & Financial Services in Johnstown, AmeriServ Associates of State College, and AmeriServ Life Insurance Company in Arizona.  The AmeriServ Financial, Inc. customer reach is extensive beyond its primary dominant market of Cambria and Somerset Counties.  The Bank's mortgage subsidiary also has retail mortgage operations based in Greensburg, State College, and Altoona.  Standard Mortgage Corporation (also a subsidiary of the Bank) has mortgage servicing operations based in Atlanta, Georgia.  AmeriServ Associates, the consulting subsidiary, has financial services industry clients that are located in Pennsylvania, Ohio and Michigan.  AmeriServ Trust and Financial Services, with $1.1 billion of client assets under management, has union investor clients in Pennsylvania, Ohio, Michigan, West Virginia, and Indiana.   AmeriServ Financial, Inc. trades on the NASDAQ Stock Exchange under the symbol ASRV.